Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: April 30, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: June 1, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended April 30, 2010
Index

Combining Condensed Statements of Income and Comprehensive Income for the Month Ended April 30, 2010 and Cumulative Post-Petition Period Ended April 30, 2010		3

Combining Condensed Balance Sheet		4

Notes to Unaudited Combined Condensed Financial Statements		5
Note 1:	Chapter 11 Cases and Proceedings	5
Note 2:	Basis of Presentation	5
Note 3:	Summary of Significant Accounting Policies	7
Note 4:	Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	8
Note 5:	Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6:	Rejected Contracts and Related Matters	9
Note 7:	General and Administrative Expenses and Reorganization Items	10

Schedules:		33

Schedule I	Schedule of Combined Condensed Statement of Income and Comprehensive Income for the Month Ended April 30, 2010	11
Schedule II	Schedule of Combined Condensed Balance Sheet as of April 30, 2010	12
Schedule III	Schedule of Payroll and Payroll Taxes	13
Schedule IV	Schedule of Federal, State and Local Taxes	13
Schedule V	Schedule of Total Disbursements by Debtor	22
Schedule VI	Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	32
Schedule VII	Status of Mortgages Payable For Debtors	33
Schedule VIII	Chapter 11 Retained Professionals Detail	36
Schedule IX	Schedule of Non-Noticed and De Minimis Asset Sales	37
Schedule X	Debtors Questionnaire	38

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Unconfirmed Entities	Post-Confirmation Entities	Total for All Debtors	Cumulative All Debtors
	Month Ended	Month Ended	Month Ended	Post-Petition Period
	April 30, 2010	April 30, 2010	April 30, 2010	Ended April 30, 2010
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$14,990	$120,491	$135,481	$1,731,971
Tenant recoveries	4,790	55,267	60,057	773,396
Overage rents	162	2,075	2,237	48,396
Land sales	755	—	755	10,305
Management fees and other corporate revenues	1,165	—	1,165	10,083
Other	1,377	4,245	5,622	76,756

Total revenues	23,239	182,078	205,317	2,650,907

Expenses:
Real estate taxes	1,961	18,257	20,218	247,558
Property maintenance costs	1,995	12,542	14,537	201,078
Marketing	266	1,493	1,759	31,078
Ground and other rents	328	739	1,067	14,906
Other property operating costs	4,401	22,709	27,110	354,041
Land sales operations	2,653	—	2,653	23,075
Provision for doubtful accounts	88	694	782	24,544
Property management and other costs	(3,535)	9,995	6,460	89,270
General and administrative	2,588	—	2,588	59,160
Provisions for impairment	150	—	150	866,477
Depreciation and amortization	5,056	42,086	47,142	632,605

Total expenses	15,951	108,515	124,466	2,543,792

Operating income	7,288	73,563	80,851	107,115

Interest (expense) income, net	(34,543)	(63,422)	(97,965)	(1,216,071)

Income (loss) before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(27,255)	10,141	(17,114)	(1,108,956)
Provision for income taxes	(143)	(185)	(328)	(10,391)
Equity in income of Real Estate Affiliates	8,259	—	8,259	89,943
Reorganization items	(30,207)	28,441	(1,766)	233,836

Net (loss) income	(49,346)	38,397	(10,949)	(795,568)
Allocation to noncontrolling interests	(1,083)	—	(1,083)	5,607

Net (loss) income attributable to common stockholders	$(50,429)	$38,397	$(12,032)	$(789,961)

Basic and Diluted (Loss) Income Per Share:	$(0.16)	$0.12	$(0.04)	$(2.50)
Dividends declared per share	$—	$—	$—	$0.19

Comprehensive (Loss) Income, Net:
Net (loss) income attributable to common stockholders	$(50,429)	$38,397	$(12,032)	$(789,961)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	995	—	995	20,752
Accrued pension adjustment	(10)	—	(10)	1,067
Foreign currency translation	7,083	—	7,083	50,067
Unrealized gains on available-for-sale securities	—	—	—	86

Other comprehensive income, net	8,068	—	8,068	71,972

Comprehensive (loss) income attributable to common stockholders	$(42,361)	$38,397	$(3,964)	$(717,989)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
BALANCE SHEET
(UNAUDITED)

	Unconfirmed	Post-Confirmation	Combined All
	Entities as of	Entities as of	Debtors as of
	April 30, 2010	April 30, 2010	April 30, 2010
	(Dollars in thousands)
Assets:
Investment in real estate:
Land	$737,916	$2,168,582	$2,906,498
Buildings and equipment	2,030,313	16,831,133	18,861,446
Less accumulated depreciation	(371,014)	(3,525,789)	(3,896,803)
Developments in progress	248,007	126,323	374,330

Net property and equipment	2,645,222	15,600,249	18,245,471
Investment in and loans to/from Unconsolidated Real Estate Affiliates	374,998	6,403	381,401
Investment property and property held for development and sale	1,206,076	—	1,206,076
Investment in controlled non-debtor entities	3,927,505	58,889	3,986,394

Net investment in real estate	8,153,801	15,665,541	23,819,342
Cash and cash equivalents	499,568	7,543	507,111
Accounts and notes receivable, net	44,300	282,311	326,611
Goodwill	199,664	—	199,664
Deferred expenses, net	48,823	171,498	220,321
Prepaid expenses and other assets	267,522	298,531	566,053

Total assets	$9,213,678	$16,425,424	$25,639,102

Liabilities and Equity:
Mortgages, notes and loans payable	$399,130	$11,227,430	$11,626,560
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,264	—	33,264
Deferred tax liabilities	903,046	—	903,046
Accounts payable and accrued expenses	650,301	394,351	1,044,652

Liabilities not subject to compromise	1,985,741	11,621,781	13,607,522
Liabilities subject to compromise	8,457,680	1,878,203	10,335,883

Total liabilities	10,443,421	13,499,984	23,943,405

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	115,855	—	115,855

Total redeemable noncontrolling interests	236,611	—	236,611

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,774,814 shares issued as of April 30, 2010	3,188	—	3,188
Additional paid-in capital	740,235	3,013,763	3,753,998
Retained earnings (accumulated deficit)	(2,155,024)	(88,335)	(2,243,359)
Accumulated other comprehensive income (loss)	7,137	12	7,149
Less common stock in treasury, at cost, 1,449,939 shares as of April 30, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	(1,481,216)	2,925,440	1,444,224
Noncontrolling interests in consolidated real estate affiliates	14,862	—	14,862

Total equity	(1,466,354)	2,925,440	1,459,086

Total liabilities and equity	$9,213,678	$16,425,424	$25,639,102

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption; and covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management, cash collateral, alternative dispute resolution, settlement of pre-petition mechanics liens and department store transactions.
Through May 31, 2010, of the total 388 Debtors with approximately $21.83 billion of debt that filed for Chapter 11 protection, 262 Debtors (the “Track 1 Debtors”) owning 146 properties with $14.90 billion of secured mortgage loans filed consensual plans of reorganization (the “Track 1 Plans”). The effectiveness of the plans of reorganization and emergence from bankruptcy of the remaining Track 1 Debtors continued in 2010 and is expected to be completed in the second quarter of 2010. The Chapter 11 Cases for the remaining Debtors (generally, GGP, GGPLP and other holding company or investment subsidiaries (the “TopCo Debtors”) which own certain individual or groups of properties (collectively, the “Remaining Debtors”)) will continue until their respective plans of reorganization are filed with the Bankruptcy Court, approved by the applicable classes of creditors and confirmed by the Bankruptcy Court.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” – see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1 Debtor entities that emerged; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1 Debtors and the Remaining Debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
Unsecured liabilities not subject to compromise as of April 30, 2010 with respect to the Track 1 Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the Track 1 Plans) has not yet been determined. In such regard, during February 2010, payments commenced on the Track 1 Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Track 1 Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A cumulative discount of approximately $283.1 million was recorded on such $7.41 billion of secured debt that emerged in the first and second quarters of 2010, with the resulting gain classified as a reorganization item. Additional gains are expected to be recorded in the remainder of 2010 with respect to mortgage loans and other debt related to the Remaining Debtors that have emerged or will emerge from bankruptcy in 2010.
Of the Emerged Debtors, we have identified 13 properties (the “Special Consideration Properties”) as underperforming retail assets. Pursuant to the terms of the agreements with the lenders for these properties, the Debtors have until two days following emergence of the TopCo Debtors to determine whether the collateral property for these loans should be deeded to the respective lender or the property should be retained with further modified loan terms. Prior to emergence of the TopCo Debtors, all cash produced by the property is under the control of respective lenders and we are required to pay any operating expense shortfall. In addition, prior to emergence of the TopCo Debtors, the respective lender can change the manager of the property or put the property in receivership and GGP has the right to deed

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
the property to the lender, but no such actions have yet occurred. Generally accepted accounting principles state that an entity may choose to elect the fair value option for an eligible item only on the date of the event that requires Fair Value measurement. As each of the Special Consideration Properties emerged from Bankruptcy, we elected to measure and report the mortgages related these properties at Fair Value from the date of emergence because the Debtor entities of the Special Consideration Properties have the right to return the properties to the lenders in full satisfaction of the related debt. Accordingly, the Fair Value of the mortgage liability should not exceed the Fair Value of the underlying property.
Of the Special Consideration Properties, five of the properties had emerged as of December 31, 2009 for which we recorded a gain in reorganization items of $54.2 million for the year ended December 31, 2009, while the remaining eight properties emerged during the three months ended March 31, 2010 for which we recorded a gain in reorganization items of $69.3 million. Any subsequent changes in the Fair Value of the mortgages related these properties will be recorded in interest expense as these entities have emerged from Bankruptcy.
Combining condensed income statement and balance sheets have been presented as of April 30, 2010 with separate columns for the segregation of entities for which plans of reorganization have been formally confirmed (“Post-Confirmation Entities”) by the Bankruptcy Court versus those that have yet to file consensual or non-consensual plans of reorganization (“Unconfirmed Entities”). With respect to the Unconfirmed Entities, property management and other costs reflect reimbursements of costs allocated to the Post-Confirmation Entities. This presentation does not affect the presentation of other schedules as all original Debtors are included in this separate presentation where denoted. As of April 30, 2010, the Post-Confirmation Entities include 258 Debtors while the Unconfirmed Entities include 130 Debtors.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such balances are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010 (the “2010 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2010 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2010 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report and Note 1 “Organization” in the

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Notes to Consolidated Financial Statements included in our 2010 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, the centralized cash management system was incorporated for the Track 1 Debtors that emerged from bankruptcy into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On April 30, 2010, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, and the aggregate cash balance held by the Debtors upon which the first-lien holders have such lien rights were both approximately $146 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
April 30, 2010
(In thousands)
Below-market ground leases	$181,471
Prepaid expenses	82,577
Security and escrow deposits	83,894
Real estate tax stabilization agreement	70,299
Receivables — finance leases and bonds	54,291
Special Improvement District receivable	48,681
Above-market tenant leases	20,949
Deferred tax, net of valuation allowances	8,035
Other	15,856

Total prepaid expenses and other assets	$566,053

The components of combined security and escrow deposits of the Debtors are summarized as follows:

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)

All Debtors as of
April 30, 2010
(In thousands)
Utility and other security deposits	$34,530
Operating funds — restricted	23,672
Real estate tax escrows	7,517
Construction/major maintenance reserves	4,705
Other miscellaneous escrows	11,561
Collateralized letters of credit and other credit support	1,909

Total security and escrow deposits	$83,894

The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at April 30, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

All Debtors as of
April 30, 2010
(In thousands)
Accrued interest	$456,513
Accounts payable and accrued expenses	372,173
Accrued payroll and other employee liabilities	153,019
Uncertain tax position liabilities	129,846
Construction payable	106,638
Deferred gains/income	66,257
Accrued real estate taxes	72,890
Hughes accrued participation	68,644
Below-market tenant leases	49,458
Unapplied cash receipts	42,164
Accounts payable to affiliates	(94,928)
Other	189,740

Total accounts payable and accrued expenses	1,612,414
Less: amounts not subject to compromise	(1,044,652)

Total accounts payable and accrued expenses subject to compromise	$567,762

The following table summarizes the amounts of LSTC (see Note 2) at April 30, 2010:

(In thousands)
Mortgages and secured notes	$4,153,621
Unsecured notes	5,614,500
Accounts payable and accrued expenses	567,762

Total liabilities subject to compromise	$10,335,883

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the Track 1 Plan. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	April 30, 2010	April 30, 2010
	(In thousands)
Insider compensation	$1,326	$18,270
Public Company expense (1)	342	8,210
Travel, entertainment, insurance and other	920	32,680

Total general and administrative	$2,588	$59,160

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	April 30, 2010	April 30, 2010
	(In thousands)
Gains on liabilities subject to compromise — vendors (1)	$37,659	$47,388
Gains on liabilities subject to compromise — mortgage debt (2)	—	625,237
Interest income (3)	35	80
U.S. Trustee fees (4)	(853)	(6,269)
Restructuring costs — Chapter 11 Retained Professionals (5)	(16,404)	(132,772)
Restructuring costs — including other professional fees (6)	(22,203)	(299,828)

Total reorganization items	$(1,766)	$233,836

(1)	This amount includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. Such gains reflect agreements reached with certain critical vendors, which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Such gains include $38.0 million resulting from the write off of existing Fair Value of debt adjustments for the entities that emerged from bankruptcy for the post-petition period ended April 30, 2010.

(3)	Interest income primarily reflects amounts earned on cash accumulated as a result of our Chapter 11 cases.

(4)	Estimate of fees due remain subject to confirmation and review by the Office of the United States Trustee (“U.S. Trustee”).

(5)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(6)	Restructuring costs primarily include professional fees incurred related to the bankruptcy filings and; finance costs incurred by and the write off of unamortized deferred finance costs related to the Emerged Debtors.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended April 30, 2010
			Combined
	Debtors	Eliminations	All Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$135,486	$(5)	135,481
Tenant recoveries	60,057	—	60,057
Overage rents	2,237	—	2,237
Land sales	755	—	755
Management fees and other corporate revenues	1,485	(320)	1,165
Other	5,662	(40)	5,622

Total revenues	205,682	(365)	205,317

Expenses:
Real estate taxes	20,218	—	20,218
Property maintenance costs	14,537	—	14,537
Marketing	1,759	—	1,759
Ground and other rents	1,067	—	1,067
Other property operating costs	27,110	—	27,110
Land sales operations	2,653	—	2,653
Provision for doubtful accounts	782	—	782
Property management and other costs	6,825	(365)	6,460
General and administrative	2,588	—	2,588
Provisions for impairment	150	—	150
Depreciation and amortization	47,142	—	47,142

Total expenses	124,831	(365)	124,466

Operating income	80,851	—	80,851

Interest (expense) income, net	(97,965)	—	(97,965)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(17,114)	—	(17,114)
Provision for income taxes	(328)	—	(328)
Equity in income of Real Estate Affiliates	1,352	6,907	8,259
Reorganization items	(1,766)	—	(1,766)

Net income	(17,856)	6,907	(10,949)
Allocation to noncontrolling interests	(1,452)	369	(1,083)

Net income attributable to common stockholders	$(19,308)	$7,276	$(12,032)

Basic and Diluted Earnings Per Share:	$(0.06)	$0.02	$(0.04)

Comprehensive Income (Loss), Net:
Net income attributable to common stockholders	$(19,308)	$7,276	$(12,032)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,243	(248)	995
Accrued pension adjustment	20	(30)	(10)
Foreign currency translation	6,822	261	7,083
Unrealized gains (losses) on available-for-sale securities	—	—	—

Other comprehensive income (loss), net	8,085	(17)	8,068

Comprehensive loss attributable to common stockholders	$(11,223)	$7,259	$(3,964)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended April 30, 2010
			Combined All
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,906,498	$—	$2,906,498
Buildings and equipment	18,861,446	—	18,861,446
Less accumulated depreciation	(3,896,803)	—	(3,896,803)
Developments in progress	449,142	(74,812)	374,330

Net property and equipment	18,320,283	(74,812)	18,245,471
Investment in and loans to/from Unconsolidated Real Estate Affiliates	601,518	(220,117)	381,401
Investment property and property held for development and sale	1,131,527	74,549	1,206,076
Investment in controlled non-debtor entities	15,669,126	(11,682,732)	3,986,394

Net investment in real estate	35,722,454	(11,903,112)	23,819,342
Cash and cash equivalents	484,950	22,161	507,111
Accounts and notes receivable, net	326,611	—	326,611
Goodwill	199,664	—	199,664
Deferred expenses, net	220,321	—	220,321
Prepaid expenses and other assets	954,289	(388,236)	566,053

Total assets	$37,908,289	$(12,269,187)	$25,639,102

Liabilities and Equity:
Mortgages, notes and loans payable	$11,626,560	$—	$11,626,560
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,264	—	33,264
Deferred tax liabilities	903,046	—	903,046
Accounts payable and accrued expenses	1,058,144	(13,492)	1,044,652

Total liabilities not subject to compromise	13,621,014	(13,492)	13,607,522
Liabilities subject to compromise	10,733,167	(397,284)	10,335,883

Total liabilities	24,354,181	(410,776)	23,943,405

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	115,855	—	115,855

Total redeemable noncontrolling interests	236,611	—	236,611

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,774,814 shares issued as of April 30, 2010	3,188	—	3,188
Additional paid-in capital	9,538,423	(5,784,425)	3,753,998
Retained earnings (accumulated deficit)	3,830,627	(6,073,986)	(2,243,359)
Accumulated other comprehensive loss	7,149	—	7,149
Less common stock in treasury, at cost, 1,449,939 shares as of April 30, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	13,302,635	(11,858,411)	1,444,224
Noncontrolling interests in consolidated real estate affiliates	14,862	—	14,862

Total equity	13,317,497	(11,858,411)	1,459,086

Total liabilities and equity	$37,908,289	$(12,269,187)	$25,639,102

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended April 30, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
(In thousands)
$15,909	$3,601	$1,063

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on April 23, 2010.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	April 30, 2010	April 30, 2010
	(In thousands)
Federal and state income taxes	$5,884	$146

State and local taxes:
Property *	72,884	15,628
Sales and use	1,548	624
Franchise	1,928	721
Other	737	15

Total state and local taxes	77,097	16,988

Total taxes	$82,981	$17,134

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	April 30, 2010	April 30, 2010
	(In thousands)
1551 HILLSHIRE DRIVE	$—	$8
1635 VILLAGE CTR CIRCLE	—	—
1645 VILLAGE CTR CIRCLE	—	—
20 COLUMBIA CORP CTR	—	—
30 COLUMBIA CORP CTR	—	—
VICTORIA WARD LIMITED	34	—
WARD GATEWAY-INDUSTRIAL-VILLAG	147	—
40 COLUMBIA CORP CTR	—	—
40 COLUMBIA CORP INC	—	—
ALA MOANA CTR	2,140	—
ALA MOANA PACIFIC	—	—
ALA MOANA PLAZA	—	—
ALA MOANA TOWER	—	—
ALAMEDA PLAZA	149	—
ANIMAS VALLEY	191	—
APACHE MALL	572	—
ARIZONA CENTER	45	—
ARIZONA CENTER CINEM	12	8
ARIZONA CENTER OFF	23	—
ARIZONA CENTER ONE	149	16
ARIZONA CENTER OTHER	—	—
ARIZONA CENTER PARKI	47	8
ARIZONA CENTER TWO	194	14
ARIZONA CTR GARDEN OFF	12	—
ARIZONA CTR W PRKNG LOT	—	—
AUGUSTA ANCHOR ACQ	119	—
AUGUSTA MALL	244	—
AUSTIN BLUFFS	45	—
AUSTIN MALL LTD PART.	—	—
BAILEY HILLS VILLAGE	—	—
BASKIN ROBBINS	5	—
BAY CITY	—	—
BAYSHORE	—	—
BEACHWOOD PLACE	3,225	—
BELLIS FAIR	17	199
BIRCHWOOD	255	—
BOISE TOWNE PLAZA	193	—
BOISE TOWNE SQUARE	1,655	—
BOISE TWNE SQU ANCH ACQ	70	—
BRASS MILL CENTER	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	April 30, 2010	April 30, 2010
	(In thousands)
BRASS MILL COMMONS	—	—
BURLINGTON TOWN CTR	47	5
BURLINGTON TOWN OFFI	9	—
CACHE VALLEY MALL	85	—
CACHE VALLEY MARKTPL	37	—
CALENDONIAN HOLDING	—	—
CANYON POINT	—	—
CAPITAL	99	—
CENTURY	42	—
CHAPEL HILLS	997	—
CHICO MALL	—	265
CHULA VISTA	—	402
COLLIN CREEK	626	—
COLLIN CREEK-DILLARDS	—	—
COLONY SQUARE	320	—
COLUMBIA	179	—
COLUMBIANA	500	3
CORONADO CENTER	263	382
CORPORATE POINTE #2	—	—
CORPORATE POINTE #3	—	—
COTTONWOOD MALL	97	—
COTTONWOOD SQUARE	14	—
COUNTRY HILLS PLAZA	46	—
CROSSING BUS CTR #6	—	—
CROSSING BUS CTR #7	—	—
CROSSROADS CTR	1,000	—
DEERBROOK	433	—
DEERBROOK MALL ANCHOR ACQ	23	—
DIVISION CROSSING	—	—
EAGLE RIDGE	180	—
EASTRIDGE	—	—
EASTRIDGE MALL	91	134
EDEN PRAIRIE	1,350	—
EDEN PRAIRIE CTR ANCH	75	—
ELK GROVE PROMENADE	—	700
FAIRWOOD DEV CORP SHARE	—	—
FALLBROOK CENTER	—	750
FANEUIL HALL MARKETPLC	—	—
FASHION PLACE	412	—
FASHION PLACE ANCHOR ACQ	31	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	April 30, 2010	April 30, 2010
	(In thousands)
FASHION SHOW	2	—
FOOTHILLS MALL	769	—
FORT UNION	23	—
FOUR SEASONS TOWN CTR	574	—
FOUR STATE/TRC OF NEV	—	—
FOX RIVER	1,212	—
FREMONT PLAZA	—	—
GATEWAY	—	—
GATEWAY CROSSING	66	—
GATEWAY OVERLOOK	—	—
GGPLP-SHARED	984	—
GLENBROOK SQ ANCHOR ACQ	175	—
GLENBROOK SQUARE	3,808	2,426
GRAND TETON MALL	690	—
GRAND TETON PLAZA	149	—
GRAND TRAVERSE	209	—
GREENGATE MALL, INC	—	—
GREENWOOD	163	—
HALEKAUWILA BLDG	—	—
HALSEY CROSSING	—	—
HARBORPLACE	—	—
HARBORPLACE ALLOC	—	—
HULEN MALL	702	—
JORDAN CREEK TOWN CTR	3,613	—
JP REALTY	—	—
KAMAKEE BUILDING	—	—
KAMANI BUILDING	—	—
KAPIOLANI PROPERTIES	—	—
KENDALL TOWN CENTER	295	—
KNOLLWOOD	207	—
LAKEMOOR	—	—
LAKESIDE MALL	—	—
LAKEVIEW SQUARE	290	—
LANDMARK	163	—
LANSING MALL	398	—
LINCOLNSHIRE COMMONS	567	—
LOCKPORT	—	—
LYNNHAVEN MALL	871	—
MALL BLUFFS	1,475	—
MALL OF LOUISIANA	411	—
MALL OF LOUISIANA PWR CTR	51	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	April 30, 2010	April 30, 2010
	(In thousands)
MALL ST VINCENT	208	—
MALL ST. MATTHEWS	261	—
MARKET PLACE	2,257	—
MAYFAIR	3,035	—
MAYFAIR BANK	210	—
MAYFAIR NORTH	220	—
MAYFAIR PROF	84	—
MAYFAIR-AURORA HLTH CTRSHT	200	—
MORENO	36	394
NATICK RETAIL, LLC	—	—
NEW ORLEANS RIVERWALK, LTD	—	—
NEWGATE	248	—
NEWGATE MALL LAND	—	—
NEWPARK	26	444
NEWPARK MALL ANCHOR ACQ	—	—
NORTH PLAINS MALL	50	—
NORTH POINT	818	—
NORTH STAR MALL	2,996	—
NORTH STAR MALL ANCH ACQ	327	—
NORTH TEMPLE SHOPS	—	—
NORTH TOWN MALL	11	568
NORTHGATE	220	—
NORTHRIDGE	10	1,173
OAKWOOD	1,014	—
OAKWOOD CENTER	152	—
OGLETHORPE	459	—
OREM PLAZA CTR ST	24	—
OREM PLAZA STATE ST	12	—
OTHER HUGHES PROPERTIES	—	—
OVIEDO MARKETPLACE	225	—
OWINGS MILLS MALL	—	—
OWINGS MILLS OFF ALLOC	—	—
OXMOOR CENTER	250	—
PARK CITY	—	—
PARK MEADOWS	—	—
PARK PLACE	442	521
PARK WEST	409	437
PEACHTREE MALL	494	—
PECANLAND MALL	215	—
PECANLAND MALL ANCHOR ACQ	17	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	April 30, 2010	April 30, 2010
	(In thousands)
PIEDMONT	76	—
PIERRE BOSSIER	78	—
PINE RIDGE MALL	374	—
PIONEER PLACE	—	—
PLAZA 800	—	—
PLAZA 9400	51	—
POHUKAINA CENTER	—	—
POHUKAINA COURT	—	—
PRICE NT CORP	—	—
PRINCE KUHIO	—	—
PROVIDENCE PLACE	—	—
PROVO PLAZA	15	—
PTC MOTELS	—	—
RASCAP REALTY, LTD	—	—
RED CLIFFS MALL	71	—
RED CLIFFS PLAZA	20	—
REDLANDS PROMENADE	—	48
REGENCY	454	—
RETAIL AT RESIDENTIAL	(289)	289
RIDGEDALE CENTER	1,234	—
RIDGELY BUILDING	—	—
RIO WEST	71	106
RIVER FALLS	662	392
RIVER HILLS	1,882	—
RIVER POINTE PLAZA	33	—
RIVERLANDS	20	—
RIVERSIDE PLAZA	52	—
RIVERTOWN	804	—
ROCK SPRINGS HOME	—	—
ROGUE VALLEY MALL	—	—
ROUSE CORAL GABLES INC	—	—
S ST. MARKETPLACE THEATER	166	—
SAINT LOUIS GALLERIA	1,329	—
SAINT LOUIS GALLERIA ANCH	27	—
SALEM CENTER	1	—
SEAPORT MARKETPLACE, INC	—	—
SIKES SENTER	442	—
SILVER LAKE MALL	175	—
SOONER	137	—
SOUTH ST SEAPORT SCHEM	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	April 30, 2010	April 30, 2010
	(In thousands)
SOUTH ST SEAPORT SH MAINT	—	—
SOUTH STREET ALLOC	—	—
SOUTH STREET L.P.-PIER	—	—
SOUTH STREET L.P.-TELCO	—	—
SOUTH STREET LP-MUSEUM BLK	—	—
SOUTH STREET SEAPORT	—	—
SOUTHLAKE	374	—
SOUTHLAND CENTER	—	—
SOUTHLAND MALL	—	828
SOUTHSHORE	—	39
SOUTHWEST OFF I	140	—
SOUTHWEST OFF II	44	—
SOUTHWEST PLAZA	1,913	—
SPRING HILL	3,025	—
STATEN ISLAND MALL	—	—
STEEPLEGATE	—	—
STONESTOWN GALLERIA	—	—
STONESTOWN LAND	—	—
STONESTOWN MEDICAL	—	—
SUMMERLIN COMMU ASSETS	—	—
THE BOULEVARD	—	—
THE BRIDGES @ MINT HILL	6	—
THE COMMONS FOOTHILLS	26	—
THE CROSSROADS	437	—
THE GALLERY HARBOR OFF	—	—
THE GALLERY HARBOR OTHR	—	—
THE GALLERY HARBOR-GAR	1,242	—
THE GALLERY HARBORPLACE	—	—
THE GRAND CANAL	—	—
THE HUGHES CORP	—	—
THE MAINE MALL	4	922
THE MALL @ SIERRA VISTA	367	—
THE PINES	131	—
THE PLAZA FOOTHILLS	63	—
THE SHOPPES @ PALAZZO	—	—
THE SHOPPES AT DETROIT GWY	—	—
THE SHOPS @ SUMMERLIN CTRE	—	—
THE SHOPS FALLEN TIMBERS	1,730	—
THE SHOPS FOOTHILLS	102	—
THE VILLAGE CR KEYS OFF	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	April 30, 2010	April 30, 2010
	(In thousands)
THE VILLAGE CROSS KEYS	—	—
THE VILLAGE OF REDLANDS	—	100
THE WOODLANDS ANCH ACQ	30	—
THHC LAND (WOBU)	—	—
THHC PARTICIPATION	—	—
THREE RIVERS MALL	—	103
TOSHIBA HAWAII, INC	—	—
TOWN EAST	1,224	—
TUCSON 4646 OUTPARCEL	10	—
TUCSON 4848 OUTPARCEL	14	23
TUCSON ANC ACQ	21	—
TUCSON MALL	291	535
TV INVESTMENT INC	—	—
TWC OPERATING HOLD INC	—	—
TWIN FALLS CROSSING	28	—
TYSONS	836	—
UK AMERICAN PROP	—	—
UNCONSOLIDATED JV-ADJ	—	—
UNIVERSITY CROSSING	83	—
VALLEY HILLS	647	—
VALLEY PLAZA MALL	—	—
VICTORIA WARD	—	—
VICTORIA WARD SHR OP	—	—
VILL OF CROSS KEYS QUAD	—	—
VILL SQUARE-RET PH III	—	—
VILL SQUARE-TENNIS BARN	—	—
VILLAGE-JORDAN CREEK	949	—
VISALIA MALL	—	5
VISTA COMMONS	—	—
VISTA RIDGE	726	—
WARD ENTERTAINMENT CTR-	—	—
WARD GATEWAY CTR	—	—
WARD INDUSTRIAL CTR	—	—
WARD PLAZA	—	—
WARD VILLAGE	—	—
WARD VILLAGE SHOPS	—	—
WARD WAREHOUSE	—	—
WASHINGTON PARK	56	—
WEST VALLEY	264	—
WESTWOOD	87	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	April 30, 2010	April 30, 2010
	(In thousands)
WHITE MARSH LP SHARE	—	—
WHITE MARSH MALL	—	—
WHITE MOUNTAIN MALL	91	—
WILLOWBROOK (NJ)	75	1,687
WOODBRIDGE CENTER	—	1,641
WOODLANDS	511	—
WOODLANDS	43	—
WOODLANDS INV LED	—	—
WOODLANDS VILLAGE	36	53
YELLOWSTONE SQUARE	77	—

	$72,884	$15,628

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,636
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	3
Lockport L.L.C.	09-11966	9
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	375
GGP-Mint Hill L.L.C.	09-11969	1
Pines Mall Partners	09-11970	74
GGP-Grandville L.L.C.	09-11971	1,402
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	146
La Place Shopping, L.P.	09-11974	109
GGP-Tucson Land L.L.C.	09-11975	27
Tucson Anchor Acquisition, LLC	09-11976	226
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	36,310
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	10
Rouse Company LP, The	09-11983	88
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	415
Alameda Mall Associates	09-11986	1,173
Bay Shore Mall Partners	09-11987	447
Chico Mall, L.P.	09-11988	348
Lansing Mall Limited Partnership	09-11989	248
GGP-Pecanland, L.P.	09-11990	11,637
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	1,564
South Shore Partners, L.P.	09-11993	73
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	370
New Orleans Riverwalk Associates	09-11998	546
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	38
White Marsh Mall Associates	09-12001	38
White Marsh Phase II Associates	09-12002	38

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
Parke West, LLC	09-12003	82
GGP-Newpark L.L.C.	09-12004	400
Elk Grove Town Center, L.P.	09-12005	19
Baltimore Center Associates Limited Partnership	09-12006	1,098
Baltimore Center Garage Limited Partnership	09-12007	131
Century Plaza L.L.C.	09-12008	65
Harbor Place Associates Limited Partnership	09-12009	789
Price Development Company, Limited Partnership	09-12010	83
Rouse-Phoenix Theatre Limited Partnership	09-12011	3
Rouse-Arizona Retail Center Limited Partnership	09-12012	330
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	966
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,425
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	118
Parkside Limited Partnership	09-12021	79
Park Square Limited Partnership	09-12022	56
Rouse SI Shopping Center, LLC	09-12023	3,463
Augusta Mall, LLC	09-12024	1,434
Burlington Town Center LLC, The	09-12025	542
Fashion Show Mall LLC	09-12026	4,040
GGP Ala Moana L.L.C.	09-12027	14,053
GGP Jordan Creek L.L.C.	09-12028	4,342
GGP Village at Jordan Creek L.L.C.	09-12029	36
GGP-Four Seasons L.L.C.	09-12030	1,136
Lincolnshire Commons, LLC	09-12031	234
Phase II Mall Subsidiary, LLC	09-12032	1,892
St. Cloud Mall L.L.C.	09-12033	826
Valley Hills Mall L.L.C.	09-12034	585
GGP Holding, Inc.	09-12035	217
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	177
10190 Covington Cross, LLC	09-12041	38
1120/1140 Town Center Drive, LLC	09-12042	55
1160/1180 Town Center Drive, LLC	09-12043	37
1201-1281 Town Center Drive, LLC	09-12044	40

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	14
1451 Center Crossing Drive, LLC	09-12047	11
1551 Hillshire Drive, LLC	09-12048	127
1635 Village Centre Circle, LLC	09-12049	24
1645 Village Center Circle, LLC	09-12050	26
9901-9921 Covington Cross, LLC	09-12051	8
9950-9980 Covington Cross, LLC	09-12052	15
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	269
Arizona Center Parking, LLC	09-12055	87
Augusta Mall Anchor Acquisition, LLC	09-12056	7
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	1,308
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	185
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,437
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	201
Boise Mall, LLC	09-12071	1,240
Boise Town Square Anchor Acquisition, LLC	09-12072	6
Boise Towne Plaza L.L.C.	09-12073	76
Boulevard Associates	09-12074	1,272
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	61
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	834
Chapel Hills Mall L.L.C.	09-12082	934
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	956
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	856
Colony Square Mall L.L.C.	09-12088	45
Columbia Mall L.L.C.	09-12089	163
Coronado Center L.L.C.	09-12090	1,938
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	5
Country Hills Plaza, LLC	09-12093	43
Deerbrook Mall, LLC	09-12094	664
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	234
Eastridge Shopping Center L.L.C.	09-12098	2,126
Eden Prairie Anchor Building L.L.C.	09-12099	1
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	738
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	1,156
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	106
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,384
Fashion Place, LLC	09-12109	1,179
Fashion Place Anchor Acquisition, LLC	09-12110	2
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,504
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	8
Gateway Overlook Business Trust	09-12117	620
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	8
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	42
GGP Knollwood Mall, LP	09-12128	284
GGP Natick Residence LLC	09-12129	617
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	1,732
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,248
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	205
GGP-Glenbrook L.L.C.	09-12138	3,609
GGP-Glenbrook Holding L.L.C.	09-12139	2
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	2,327
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	1,504
GGP-Newgate Mall, LLC	09-12148	343
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,503
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	1,025
GGP-Tucson Mall L.L.C.	09-12155	1,938
GGP-UC L.L.C.	09-12156	37
Grand Canal Shops II, LLC	09-12157	3,577
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	158
Hocker Oxmoor, LLC	09-12166	719
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	32
Howard Hughes Corporation, The	09-12169	165
Howard Hughes Properties, Inc.	09-12170	528
Howard Hughes Properties, Limited Partnership	09-12171	23
Howard Hughes Properties IV, LLC	09-12172	12
Howard Hughes Properties V, LLC	09-12173	15
HRD Parking, Inc.	09-12174	12
HRD Remainder, Inc.	09-12175	39
Hulen Mall, LLC	09-12176	894
Hughes Corporation, The	09-12177	1
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,460
Lakeview Square Limited Partnership	09-12183	147
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	231
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,722
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	7
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	63
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	97
Mayfair Mall, LLC	09-12198	386
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	982
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	15
North Star Anchor Acquisition, LLC	09-12206	24
North Star Mall, LLC	09-12207	1,763
North Town Mall, LLC	09-12208	749
Northgate Mall L.L.C.	09-12209	326
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	90
Oglethorpe Mall L.L.C.	09-12212	975
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	92
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,835
PDC Community Centers L.L.C.	09-12220	119
PDC-Eastridge Mall L.L.C.	09-12221	234
PDC-Red Cliffs Mall L.L.C.	09-12222	30
Peachtree Mall L.L.C.	09-12223	667
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	310
Pierre Bossier Mall, LLC	09-12226	110
Pine Ridge Mall L.L.C.	09-12227	57
Pioneer Office Limited Partnership	09-12228	117
Pioneer Place Limited Partnership	09-12229	617
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	259
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	50
Ridgedale Center, LLC	09-12237	1,294
Rio West L.L.C.	09-12238	194
River Falls Mall, LLC	09-12239	419
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	91
Rogue Valley Mall L.L.C.	09-12242	290
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	2,610
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	2
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	174
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	119
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	926
Saint Louis Galleria L.L.C.	09-12266	1,824
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	1,053
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	73
Sikes Senter, LLC	09-12270	718
Silver Lake Mall, LLC	09-12271	35
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	74
Southlake Mall L.L.C.	09-12274	843
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	241
Spring Hill Mall L.L.C.	09-12279	123
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	3,459
Summerlin Centre, LLC	09-12284	1,574

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	154
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	923
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	546
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	86
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,652
U.K.-American Properties, Inc.	09-12298	2,397
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	1
VCK Business Trust	09-12301	182
Victoria Ward Center L.L.C.	09-12302	127
Victoria Ward Entertainment Center L.L.C.	09-12303	92
Victoria Ward, Limited	09-12304	420
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	44
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	23
Visalia Mall, L.P.	09-12309	402
Vista Ridge Mall, LLC	09-12310	881
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	139
Ward Plaza-Warehouse, LLC	09-12313	192
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	374
Westwood Mall, LLC	09-12316	91
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	43
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	4,570
Woodbridge Center Property, LLC	09-12322	3,259
Woodlands Mall Associates, LLC, The	09-12323	1,698
10000 Covington Cross, LLC	09-12324	5

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	April 30, 2010
		(In thousands)
10 CCC Business Trust	09-12457	46
20 CCC Business Trust	09-12458	44
30 CCC Business Trust	09-12459	60
Capital Mall L.L.C.	09-12462	70
GGP-Columbiana Trust	09-12464	108
GGP-Gateway Mall L.L.C.	09-12467	120
Grand Traverse Mall Partners, LP	09-12469	203
Greenwood Mall L.L.C.	09-12471	193
Kalamazoo Mall L.L.C.	09-12472	504
Lancaster Trust	09-12473	1,123
Mondawmin Business Trust	09-12474	403
Running Brook Business Trust	09-12475	1
Town Center East Business Trust	09-12476	31
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$191,489

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	April 30, 2010
	(In thousands)
Current	$(28,120)	*
31 - 60 days	6,969
61 - 90 days	4,367
91 - 120 days	4,656
Over 120 days	49,184

Gross Amount	$37,056

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	April 30, 2010	April 30 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	1/13/2017	6.99%	8,275	48
Ala Moana A1	6/30/2018	5.60%	1,181,544	5,517
Ala Moana A2	6/30/2018	5.52%	298,566	1,374
Augusta Mall	11/10/2017	5.49%	174,254	797
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	14,737	74
Bay City	12/2/2013	5.30%	23,745	105
Bayshore	8/31/2016	7.13%	30,423	181
Beachwood Place	10/7/2017	5.60%	236,500	1,103
Bellis Fair	2/14/2018	7.34%	59,660	365
Boise Towne Plaza	7/9/2015	4.70%	10,685	42
Boise Towne Square	8/11/2017	6.64%	69,379	384
Brass Mill	4/10/2016	4.55%	119,831	454
Burlington	7/1/2015	5.03%	25,879	108
Burlington 2 (*)	7/1/2010	6.30%	5,500	29
Capital	10/1/2014	7.28%	19,948	121
Chapel Hills	10/11/2010	5.04%	113,785	477
Chico Mall	2/11/2009	4.74%	55,913	220
Collin Creek Mall	7/9/2016	6.78%	65,788	371
Columbia Mall (MO)	5/3/2017	6.05%	89,732	452
Coronado	12/6/2016	5.08%	165,784	701
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,452	25
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,452	25
Country Hills	6/1/2016	6.04%	13,337	67
Crossroads Center (MN)	1/30/2014	4.73%	82,616	325
Deerbrook	1/1/2014	3.46%	70,990	205
Eagle Ridge	10/12/2015	5.41%	46,942	211
Eastridge (CA)	8/31/2017	5.79%	169,469	817
Eastridge (WY )	12/4/2016	5.08%	38,439	163
Eden Prairie	9/30/2014	4.67%	78,177	304
Fallbrook	1/3/2018	6.14%	84,751	433
Faneuil Hall	9/30/2016	5.57%	92,672	430
Fashion Place	4/5/2014	5.30%	142,060	628
Four Seasons	6/11/2017	5.60%	97,728	456
Fox River	9/3/2016	5.96%	194,147	965
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,580	434
Gateway	10/1/2014	7.28%	39,094	237
Gateway Overlook	8/30/2016	5.78%	54,828	264
Glenbrook	12/30/2016	4.91%	174,000	713
Grand Canal Shoppes	5/1/2014	4.78%	385,843	1,537
Grand Traverse	10/1/2012	5.02%	83,797	350
Greenwood	10/1/2014	7.28%	43,892	266
Harborplace	4/5/2016	5.79%	49,799	240
Homart I (*)	2/28/2013	5.95%	245,115	1,215
Hulen Mall	6/7/2015	5.03%	110,915	465
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	448
Jordan Creek	3/2/2014	4.57%	181,922	692
JP Comm Jr. Gateway Crossing	1/7/2014	4.70%	14,904	58
JP Comm Jr. Univ. Crossing	1/7/2014	4.70%	11,127	44
JP Comm Sr. Austin Bluffs	1/1/2014	4.40%	2,213	8
JP Comm Sr. Division Crossing	1/1/2014	4.40%	5,100	19
JP Comm Sr. Fort Union	1/1/2014	4.40%	2,662	10
JP Comm Sr. Halsey Crossing	1/1/2014	4.40%	2,496	9
JP Comm Sr. Orem Plaza Center St	1/1/2014	4.40%	2,380	9
JP Comm Sr. Orem Plaza State St	1/1/2014	4.40%	1,473	5
JP Comm Sr. Riverpointe Plaza	1/1/2014	4.40%	3,686	14
JP Comm Sr. Riverside Plaza	1/1/2014	4.40%	5,275	19
JP Comm Sr. Woodlands Village	1/1/2014	4.40%	6,739	25
Knollwood	10/10/2017	5.35%	39,278	175
Lakeside Mall	6/1/2016	4.28%	176,499	630
Lakeview Square	3/1/2016	5.81%	40,722	197
Lansing I	1/1/2014	9.35%	22,983	177
Lincolnshire Commons	9/30/2016	5.98%	27,916	139
Lynnhaven	7/6/2015	5.05%	232,763	980
Maine	12/10/2016	4.84%	212,270	855
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	333
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	539

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	April 30, 2010	April 30 (b)
			(Dollars in thousands)
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	268
Mall St Matthews Ltd Partnership	1/1/2014	4.81%	141,782	568
Mall St Vincent	7/7/2014	6.30%	49,000	257
Market Place	5/3/2017	6.05%	105,685	533
Moreno Valley	9/11/2013	5.96%	86,432	429
Newgate	4/1/2014	4.84%	40,137	162
Newpark	8/2/2014	7.45%	67,052	416
North Point	2/29/2016	5.48%	212,295	970
North Star	1/4/2015	4.43%	227,783	841
Northgate	9/1/2016	5.88%	44,390	218
Northridge Fashion	12/30/2014	7.24%	124,028	748
Oglethorpe	7/2/2015	4.89%	138,784	566
Oviedo	5/7/2012	5.12%	51,066	217
Oxmoor	12/2/2016	6.85%	56,060	320
Park City Note A	4/1/2014	4.74%	117,488	464
Park City Note B	4/1/2014	7.10%	28,795	170
Park Place	1/11/2015	5.15%	173,129	743
Peachtree	6/1/2015	5.08%	87,992	372
Pecanland	1/1/2014	4.28%	56,007	200
Piedmont	9/6/2016	5.98%	33,441	167
Pine Ridge	12/4/2016	5.08%	25,916	110
Prince Kuhio	1/1/2014	3.45%	36,807	106
Providence Place 2	3/11/2015	5.03%	248,908	1,042
Providence Place 3 (*)	3/11/2015	5.12%	52,431	224
Providence Place 4 (*)	3/11/2015	5.93%	34,400	170
Providence Place Pilot A1	7/1/2016	7.75%	22,338	144
Providence Place Pilot A2	6/30/2028	7.75%	23,116	149
Red Cliffs	12/4/2016	5.08%	24,632	104
Regency Square	7/1/2015	3.59%	91,390	274
Ridgedale	9/30/2016	4.86%	174,856	708
River Hills	1/3/2018	6.14%	79,766	408
RiverTown Junior Loan (*)	12/30/2014	8.36%	15,557	108
RiverTown Senior Loan	12/30/2014	7.29%	100,205	609
Rogue Valley	7/1/2014	7.85%	25,933	170
Sikes Senter	6/1/2017	5.20%	60,308	261
Sooner Fashion	1/3/2018	6.14%	59,825	306
Southlake	12/1/2019	6.44%	99,724	535
Southland	1/1/2014	3.62%	79,162	239
Southland (RSE)	3/5/2010	4.97%	106,777	442
St. Louis Galleria	1/3/2017	4.86%	233,035	943
Staten Island 1	10/1/2015	5.09%	84,801	355
Staten Island 2	10/1/2015	8.15%	68,307	459
Staten Island 3	10/1/2015	5.61%	124,731	584
Steeplegate	8/1/2014	4.94%	76,383	315
Stonestown Note A	9/1/2017	5.85%	155,600	759
Stonestown Note B	9/1/2017	5.65%	60,000	283
The Boulevard	7/1/2018	4.27%	105,140	374
The Crossroads (MI)	1/1/2014	7.40%	39,012	241
The Woodlands Note A	6/12/2016	5.91%	184,276	908
The Woodlands Note B	6/12/2016	5.91%	54,785	270
Three Rivers	12/4/2016	5.08%	21,100	89
Town East	1/1/2014	3.46%	102,558	296
Tucson Mall	1/1/2014	4.26%	114,538	407
Tucson Mall — Hyper Am	1/1/2014	4.26%	3,911	14
Tysons Galleria	9/11/2017	5.72%	253,963	1,212
Valley Hills	3/4/2016	4.73%	55,680	219
Valley Plaza	1/10/2016	3.90%	92,937	302
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.61%	88,132	412
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	315
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/1/2014	3.78%	40,131	126
Vista Ridge	4/10/2016	6.87%	78,730	451
Ward Centre & Ward Entertainment	1/1/2014	4.33%	57,075	206
Washington Park	3/31/2016	5.35%	11,875	53
West Valley	1/1/2014	3.43%	54,371	155
White Marsh	9/1/2017	5.62%	186,800	875
Willowbrook Mall	6/30/2016	6.82%	155,489	885
Woodbridge Corporation	6/1/2014	4.24%	203,523	720

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

					Interest Expense
			Total Debt Balance		Month Ended
Property	Maturity Date	Rate (a)	April 30, 2010		April 30 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,333
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			$16,268,127		$72,975

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.50%	35,054		73
Bank Note — Birchwood Mall	7/11/2013	2.50%	44,308		92
Bank Note — Cache Valley	7/11/2013	2.50%	28,043		58
Bank Note — Colony Square	7/11/2013	2.50%	25,239		53
Bank Note — Columbiana	7/11/2013	2.50%	105,441		220
Bank Note — Fallen Timbers	7/11/2013	2.50%	42,401		88
Bank Note — Foothills	7/11/2013	2.50%	50,758		106
Bank Note — Grand Teton	7/11/2013	2.50%	48,795		102
Bank Note — Mall at Sierra Vista	7/11/2013	2.50%	23,556		49
Bank Note — Mall of the Bluffs	7/11/2013	2.50%	35,951		75
Bank Note — Mayfair	7/11/2013	2.50%	274,932		573
Bank Note — Mondawmin	7/11/2013	2.50%	84,689		176
Bank Note — North Plains	7/11/2013	2.50%	10,656		22
Bank Note — North Town Mall	7/11/2013	2.50%	114,976		239
Bank Note — Oakwood	7/11/2013	2.50%	75,772		158
Bank Note — Owings Mills	7/11/2013	2.50%	53,281		111
Bank Note — Pierre Bossiere	7/11/2013	2.50%	40,382		84
Bank Note — Pioneer Place	7/11/2013	2.50%	156,764		326
Bank Note — Salem Center	7/11/2013	2.50%	41,728		87
Bank Note — Silver Lake Mall	7/11/2013	2.50%	18,228		38
Bank Note — Southwest Plaza	7/11/2013	2.50%	96,187		200
Bank Note — Spring Hill	7/11/2013	2.50%	68,088		142
Bank Note — Westwood Mall	7/11/2013	2.50%	24,117		50
Bank Note — White Mountain	7/11/2013	2.50%	10,656		22
Fashion Show	3/15/2009	6.25%	645,918		3,360
Oakwood Center	3/16/2009	1.75%	95,000		138
Palazzo	3/15/2009	6.25%	249,623		1,299
Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,500
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.50%	590,000		735
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.50%	1,987,500		2,476
TRUPS (*)(d)	4/30/2036	1.70%	206,200		292

Variable Rate Debt			5,684,243		15,944

Total Debt — All Debtors			$21,952,370	(e)	$88,919

(a)	Reflects the variable contract rate as of April 30, 2010

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangeable Debt, adjustments related to emergence from bankruptcy and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	April 30, 2010	April 30, 2010	April 30, 2010	April 30, 2010
			(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$1,385	$607	$13,693	$7,982
AlixPartners, LLP	1,170	1,097	17,610	10,146
Assessment Technologies	—	—	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	154	—	1,857	902
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	39	71	1,800	1,455
Deloitte & Touche LLP	332	548	4,856	2,336
Deloitte Tax LLP	74	42	700	425
Epiq Solutions	1	0	18	15
Ernst & Young LLP	77	84	1,037	660
FTI Consulting	270	189	3,231	2,037
Grant Thornton	2	—	24	12
Halperin Battaglia Raicht LLP	20	38	203	128
Hewitt Associates	—	—	586	—
Houlihan Lokey	1,101	221	10,445	2,130
Hughes Hubbard & Reed LLP	126	—	296	—
Jenner & Block	49	70	1,644	1,141
Kirkland & Ellis LLP (1)	1,897	3,208	24,342	15,924
KPMG LLP	—	60	70	60
Kurtzman Carson Consultants LLC	220	216	4,618	3,818
Miller Buckfire & Co LLC (1)	1,738	289	16,177	5,342
PricewaterhouseCoopers	12	20	160	94
Saul Ewing LLP	290	814	2,237	1,333
Silverstein & Pomerantz LLP	—	—	—	—
UBS Securities	2,980	—	3,450	—
Weil, Gotshal & Manges LLP (1)	5,088	2,199	35,811	16,009

Total	$17,025	$9,773	$144,894	$71,974

Professional Fees Summary (See Note 7)
Restructuring costs	$16,404	$9,134	$132,772	$65,624
General & administrative	547	179	9,827	3,069
Other(2)	74	460	2,295	3,281

Total	$17,025	$9,773	$144,894	$71,974

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3 million, $0.6 million, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED APRIL 30, 2010

		Date and Transaction
Debtor	Property	Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit #822 Natick, MA	Condominium Unit Sale 4/06/10	Leslee and Roy Halleran Recoverable Trusts	$390
GGP Natick Residence LLC	Condominium Unit #1045 Natick, MA	Condominium Unit Sale 4/08/10	Madeleine Elie, et al.	$615
GGP Natick Residence LLC	Condominium Unit #931 Natick, MA	Condominium Unit Sale 4/28/10	Nicholas and Elaine Krommydas	$413
GGP Natick Residence LLC	Condominium Unit #644 Natick, MA	Condominium Unit Sale 4/29/10	Bryan McAllister	$331
GGP Natick Residence LLC	Condominium Unit #703 Natick, MA	Condominium Unit Sale 04/28/10	Sungki and Kristin Lee	$272
GGP Natick Residence LLC	Condominium Unit - 2 Village Way #1 Natick, MA	Condominium Unit Sale 4/20/10	Jennifer Mehlman	$135
GGP Natick Residence LLC	Condominium Unit - 55 Village Brook Lane #1 Natick, MA	Condominium Unit Sale 4/27/10	Vanessa Smalley	$135
GGP Natick Residence LLC	Condominium Unit 8, Village Rock Lane #6 Natick, MA	Condominium Unit Sale 4/27/10	Anthony Q. Ferretti	$135
GGP Natick Residence LLC	Condominium Unit 3, Village Way #4 Natick, MA	Condominium Unit Sale 4/27/10	Benjamin Lee	$100
Saint Louis Land L.L.C.	Saint Louis Galleria Southern Parcel	Temporary right of entry for repairs to sanitary sewer line 4/08/10	Metropolitan Sewer District of St. Louis, Missouri	$0

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: April 30, 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X(2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X(3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $3.2 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $4.66 million.

(3)	As previously described in Note 6 of the May MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.